Fees Summary	Aug. 29, 2025 USD ($)
Fees Summary [Line Items]
Total Fee Amount	$ 4,334.80
Total Transaction Valuation	28,313,528.82
Total Offset Amount	0.00
Net Fee	$ 4,334.80